SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 12, 2000


                              Pathmark Stores, Inc.
             (Exact name of Registrant as specified in its charter)

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

               Delaware                                 1-5287                               22-2879612
    (State or other jurisdiction of                   (Commission               (I.R.S. Employer Identification No.)
            incorporation)                           File Number)
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200 Milik Street, Carteret, New Jersey
(Address of principal executive offices)


Registrant's telephone number, including area code:  (732) 499-3000


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Item 3.  Bankruptcy or Receivership.

         Pathmark Stores, Inc., with more than 130 supermarkets in five Northeastern states, has filed a petition for relief under Chapter 11 of the Bankruptcy Code. The documents have been filed in U.S. Bankruptcy Court in Wilmington, Delaware. No trustee, receiver or fiscal agent has been appointed and Pathmark remains Debtor-in-Possession. The Company has filed a prepackaged plan of reorganization (the "Plan") and awaits order confirming the Plan to be entered by the Court.


Item 5.  Other Events.

         A copy of the press release, dated July 12, 2000, issued by the registrant is attached as an exhibit to this report and is incorporated herein by reference.

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                                  EXHIBIT INDEX

   Exhibit
     No.           Description
 ----------        --------------
    99.1           Press Release issued by the registrant, dated July 12, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PATHMARK STORES, INC.

Date:  July 21, 2000

                                            /s/ Marc A. Strassler
                                                -------------------------------
                                            Name:    Marc A. Strassler
                                            Title:   Senior Vice President and
                                                     General Counsel



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